UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification of Rights of Security Holders
As previously announced in our Current Report on Form 8-K filed on February 25, 2019, at a Special Meeting of Stockholders held on February 22, 2019, the stockholders of Endologix, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of its issued and outstanding shares of common stock, par value $0.001 per share, at a ratio not less than 1-for-5 and not greater than 1 for-10 (inclusive), with the exact ratio to be set as a whole number within that range at the discretion of its board of directors before February 22, 2020 without further approval or authorization of its stockholders. On February 26, 2019, the Company’s board of directors approved the reverse stock split at a ratio of 1-for-10. On March 5, 2019, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation, as Amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect the reverse stock split.

As a result of the reverse stock split, every ten shares of the Company’s common stock will be automatically reclassified and converted into one issued and outstanding share of common stock, without any change in par value per share. No fractional shares will be issued as a result of the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.
Commencing on March 6, 2019, trading of our common stock will continue on The NASDAQ Global Select Market on a reverse stock split-adjusted basis. The trading symbol will remain “ELGX.”
The foregoing summary of the terms of the Certificate of Amendment does not purport to be a complete, and is qualified in its entirety by reference to the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report, which is incorporated by reference herein.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth in Item 3.03 of this Current Report is incorporated by reference herein.

Item 8.01     Other Events.
On March 5, 2019, the Company issued a press release announcing the reverse stock split. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, as Amended, of Endologix, Inc.
99.1	Press Release of Endologix, Inc. dated March 5, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: March 5, 2019	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, as Amended, of Endologix, Inc.
99.1	Press Release of Endologix, Inc. dated March 5, 2019.